SCHEDULE 14A
                                   (RULE 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:


           [ ] Preliminary Proxy Statement [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION [X] Definitive Proxy Statement ONLY (AS PERMITTED BY RULE 14a-6(e)(2)) [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                   VMIC, Inc.

                (Name of Registrant As Specified In Its Charter)


       (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):
      [X]  No fee required.
      [ ] Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

      (1) Title of each class of securities to which transaction applies: ______
      (2) Aggregate number of securities to which transaction applies: _____ (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______
      (4)  Proposed maximum aggregate value of transaction: ______
      (5)  Total fee paid: ______

      [  ]  Fee paid previously with preliminary materials.
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: _________
     (2) Form, Schedule or Registration Statement No.: __________
     (3) Filing Party: ___________
     (4) Date Filed: ____________

                                   VMIC, INC.

                          12090 South Memorial Parkway
                            Huntsville, Alabama 35803

                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS


To the Shareholders of
VMIC, Inc.:


         Notice is hereby given that the annual meeting of the shareholders of VMIC, Inc. (the "Company") will be held at the Radisson Hotel, 6000 Memorial
Parkway, S.W., Huntsville, Alabama 35802, on Saturday, February 19, 2000, at 10:00 A.M. (local time). The meeting is being held for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1) To elect seven (7) Directors to the Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified (designated as Proposal 1 in the accompanying Proxy Statement).

(2) To ratify the appointment by the Board of Directors of PricewaterhouseCoopers, L.L.P. as the Company's independent public accountants for the current year (designated as Proposal 2 in the accompanying Proxy Statement).

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The board has fixed January 7, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, or any adjournments thereof. The Company's annual report on Form 10-K for fiscal year ended September 30, 1999 has already been mailed to you.

         Please sign and date the enclosed proxy and return it promptly in the enclosed reply envelope. If you are able to attend the meeting, you may, if you wish, evoke the proxy and vote personally on all matters brought before the meeting.

                                              Very truly yours,

By order of the Board of Directors
                                              Carroll E. Williams
                                              --------------------------
                                              Carroll E. Williams
                                              Chief Executive Officer &
                                              Chairman of the Board of Directors

Dated: January 27, 2000
Huntsville, Alabama


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   VMIC, INC.
                            12090 S. Memorial Parkway
                          Huntsville Alabama 35803-3308


                                 PROXY STATEMENT


         This proxy is furnished in connection with the solicitation of proxies by the Board of Directors of VMIC, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at the Radisson Hotel, 6000 Memorial Parkway, S.W., Huntsville, Alabama 35802, on Saturday, February 19, 2000, at 10:00 A.M. (local time) for the purposes set forth in the accompanying Notice of Annual Meeting. All proxies in the enclosed form that are properly executed and received by the Company prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting or any adjournments thereof in accordance with the instructions thereon. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy VMIC, Inc. should be mailed to 12090 South Memorial Parkway, Huntsville, Alabama 35803, Attention: Corporate Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Annual Meeting.

         The mailing address of the principal executive offices of the Company is 12090 South Memorial Parkway, Huntsville, Alabama 35803. This Proxy Statement and the accompanying Notice of Annual Meeting and the Proxy Card are first being mailed to the Shareholders on or about January 27, 2000.

         The cost of preparing, printing and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and, in addition, may be made by directors, officers and employees of the company personally, or by telephone or telegram. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of stock and will reimburse such parties for their reasonable and customary charges or expenses in this connection.

         The record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting is January 7, 2000. At the close of business on January 7, 2000, 4,597,891 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the annual meeting.

         A majority of the Shareholders entitled to vote must be present in person or represented by proxy, to constitute a quorum at a meeting of Shareholders and act upon proposed business. If less than a quorum is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

         The Company's Certificate of Incorporation and Bylaws do not contain any provisions concerning the treatment of abstentions and broker non-votes. Delaware law treats abstentions as votes which are not cast in favor of a proposal or nominee. Delaware law does not address the treatment of broker non-votes; however, the Company will treat broker non-votes as present for purposes of calculating the quorum but as absent for purposes of calculating votes cast for or against a proposal or nominee.


UPON WRITTEN REQUEST OF ANY SHAREHOLDER TO THE CORPORATE SECRETARY, VMIC, INC., 12090 SOUTH MEMORIAL PARKWAY, HUNTSVILLE, ALABAMA 35803, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999.

               COMMON STOCK OUTSTANDING AND PRINCIPAL SHAREHOLDERS

         As of January 7, 2000, there were outstanding 4,597,891 shares of the Company's common stock, $0.10 par value per share (the "Common Stock"). Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by Shareholders.

         The following table sets forth information as of January 7, 2000, as to
(a) the only persons who were known by the company to own beneficially more than 5% of the outstanding Common Stock of the Company; (b) the shares of such Common Stock beneficially owned by the directors and nominees of the Company; (c) the shares of such Common Stock beneficially owned by Carroll E. Williams, the Company's Chairman of the Board, and Chief Executive Officer, Charles McDonald, George Meares and Alfred Casteleyn, the three most highly compensated officers of the Company (collectively, the "Named Executive Officers")' and (d) the shares of such Common Stock beneficially owned by all executive officers and directors of the Company as a group. Unless otherwise indicated, each shareholder named has sole voting and dispositive power with respect to his shares.

-------------------------------------------------- -------------------------------------------- -----------------------------------
                                                                Number of Shares
                 Shareholder (1)                             Beneficially Owned (2)                Percentages of Ownership
                 ---------------                             ----------------------                ------------------------
-------------------------------------------------- -------------------------------------------- -----------------------------------
                                                                                                       <

Named Executive Officers
George Meares                                                             65,788                                1%
Charles McDonald                                                          97,698                                2%

Directors
Carroll E. Williams                                                    1,131,562                               24%
Mary W. Williams                                                         553,610                               12%
Ernest Potter                                                             95,505                                2%
Arthur Faulkner                                                           25,619                                1%
Alfred Casteleyn                                                         141,791                                3%
Gary Saliba                                                               32,305                                1%
Jim Caudle                                                                12,207                                 *

Executive Officers and Directors
as a Group                                                             2,196,285                               47%

* less than 1%

Other  Beneficial  Owners of 5% or More of Common Stock
None
-------------------------------------------------- -------------------------------------------- -----------------------------------


(1)      The addresses for all persons listed above are in care of the Company.

(2) Shares issuable under options exercisable within sixty (60) days are considered outstanding for the purpose of calculating the percentage of Common Stock owned by each executive officer, director and more than 5% shareholder who has options exercisable within sixty (60) days, but such shares are not to be considered outstanding with respect to any other person or group for the purpose of calculating the percentage of total outstanding shares.


                               CHANGES IN CONTROL

         No arrangements are known to the corporation the operation of which may at a subsequent date result in a change in control of the corporation.

                              FINANCIAL INFORMATION

         The financial information contained in the 1999 annual report on Form 10-K of the corporation audited by PricewaterhouseCoopers LLP is incorporated herein by reference.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Board of Directors has fixed the number of members of the Board of Directors at seven by resolution pursuant to authority granted in the Bylaws of the Company. The Board of Directors proposes hat the seven nominees listed below be elected as directors, to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is the intention of the persons named in the proxy to vote the proxies for the election of the nominees listed below, all of whom are presently directors of the Company. If any nominee should become unavailable to serve as a director for any reason (which is not anticipated), the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated.

The names of the nominees for directors, together with certain information regarding them, are as follows:



Name                                      Age                              Position                         Director Since

Carroll E. Williams                        52         President, CEO and Chairman of the Board                   1985

Mary W. Williams                           54         Director                                                   1985

Arthur Faulkner (1)                        58         Director                                                   1986

Alfred F. Casteleyn                        60         Director, Vice President Sales and Marketing               1991

Ernest Potter (1)                          58         Director                                                   1986

R. Gary Saliba                             44         Director                                                   1990

Jim Caudle, Sr. (1)                        63         Director                                                   1986

----------

(1)      Member of the Compensation Committee



     Carroll E. Williams. Mr. Williams is the founder of the Company and has served as its President, Chief Executive Officer, and Chairman of the Board of Directors since its incorporation. Prior to founding the Company, he was a Design Engineer for SAIC, Huntsville Division from 1972 to 1983. Mr. Williams was the founder and Division Manager of the VME Microsystems Division of SAIC from 1984 to 1986. Prior to joining SAIC, Mr. Williams was employed by Sperry Rand where he was involved in numerous assignments associated with highly reliable, fault-tolerant computer systems including the space shuttle main engine controller dual processors. Mr. Williams gained experience with Data Acquisition and control systems while employed at Pratt & Whitney Aircraft during 1970 and 1971. Mr. Williams graduated from Georgia Tech in 1969, with honors, and continued graduate studies in electrical engineering and computer science at the University of Florida and the University of Alabama.

     Mary W. Williams. Ms. Williams is a director of the Company and has served in this capacity since its incorporation. Prior to retiring as an employee on January 19, 1996, Ms. Williams served as the Manager of the Company's Information Systems (MIS). Ms. Williams served as the Company's Secretary and Treasurer until 1999.

     Arthur Faulkner. Mr. Faulkner is a director of the Company and has served in this capacity since 1986. He is a Certified Public Accountant with Faulkner, Shannon, Hill and Fogg in Huntsville, Alabama, and has been a certified public accountant for 26 years.

     Alfred F. Casteleyn. Mr. Casteleyn is the Vice President of Sales and Marketing of the Company, and has been an officer of the Company since June of 1991. He is also a member of the Board of Directors of the Company. Prior to joining the Company, he was the Sales and Marketing Manager and International Manager for EAI Electronic Associates of West Long Branch, New Jersey. Mr. Casteleyn has substantial experience in the International Sales and Marketing area of the industry and has built a career in the field for over 30 years. He has been successful in such efforts as design and maintenance of marketing programs, planning company sales activities, representative/distributor supervision, trade show preparation and participation, advertising, staff recruitment and preparation of financial packages.

     Ernest Potter. Mr. Potter is a director of the Company and has served in this capacity since 1986. Mr. Potter is an Attorney who practices law in Huntsville, Alabama, and has practiced law since 1963.

     R. Gary Saliba. Mr. Saliba is a director of the Company and has served in this capacity since 1990. Mr. Saliba is President of Saliba Financial Economics Group, which is the firm that has annually prepared the valuation of the Company and its Common Stock. Mr. Saliba formerly served as Senior Vice President and Trust Officer of South Trust Bank, and Senior Vice President and Chief Investment Officer of Colonial Bank.

     Jim Caudle, Sr. Mr. Caudle is a director of the Company and has served in this capacity since 1986. Mr. Caudle is the founder and a member of the Board of Directors of United Plating, United Printed Circuits, and United Circuits, all located in Huntsville, Alabama. Mr. Caudle is the retired president of Snapper, Inc.

Director Compensation

     Directors not employed by the Company receive a fee of $550 for each board meeting attended and $200 for each committee meeting attended which is held independently of a board meeting. Employee directors do not receive compensation for attending board meetings or committee meetings.

     Non-employee directors are eligible to receive options pursuant to the Company's Non-qualified Stock Option Plan as determined by the Compensation Committee. The purpose of awarding stock options to directors is to promote the interests of the Company by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable non-employee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

Indemnification of Officers and Directors

     The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors except for liability arising out of i) a breach of their duty of loyalty to the corporation or its stockholders, ii) acts or omissions not in good faith or which involve intentional misconduct as a knowing violation of law, iii) unlawful payments of dividends or unlawful stock repurchases or redemption as provided in Section 174 of the Delaware General Corporation Law, or iv) for any transaction from which the director derived an improper personal benefit. This provision offers persons who serve on the Board of Directors of the Company protection against awards of monetary damages resulting from breaches of their duty of care or fiduciary duty (except as provided above). As a result of this provision, the ability of the Company or a shareholder of the Company to successfully prosecute an action against a director for a breach of his duty of care is limited. However, the provision does not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his or her duty of care.

      At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company, and the Company is not aware of any threatened litigation or proceeding which may result in a claim for indemnification.

Board Committees and Attendance

         During fiscal year 1999 the Compensation Committee met four times. The Company's Compensation Committee awards incentive or nonqualified stock options to employees, officers and directors; makes recommendations to the Board of Directors for approval of any compensation changes or bonuses for officers of the Company; and makes recommendations to the Board for any stock or cash bonus awards to any employee.

     Mr. Faulkner, Mr. Potter and Mr. Caudle served as members of the Compensation Committee during fiscal year 1999 and attended all meetings.

         The Board of Directors is responsible for suitable oversight of the Company's performance, integration and compliance with strategic objectives. During the fiscal year ended September 30, 1999, the Board of Directors held thirteen (13) meetings. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which the director was a member.

         The Board of Directors did not have a nominating or audit committee during fiscal year 1999.

Executive Officers

                              Compensation Summary

         The following table summarizes for the last three completed fiscal years the compensation of Carroll E. Williams who serves as Chairman of the Board and Chief Executive Officer, and the three other most highly compensated executive officers of the company whose salary and bonus exceeded $100,000.00 for the fiscal year ended September 30, 1999.


                           SUMMARY COMPENSATION TABLE
                                                                                                           Long-Term
                                                              Annual Compensation                         Compensation


----------------------------------------------- ------ ---------- ---------- ------------------ ------------------ -----------------

                                                                                                 Shares of Stock
              Name and Principal                                               Other Annual        Underlying         All Other
                   Position                     Year    Salary      Bonus     Compensation(1)    Options Awarded     Compensation
                   --------                     ----    ------      -----     ------------       ---------------     ------------


Carroll E. Williams                             1999    211,680     -----          -----        ----                   -----
  Chief Executive Officer &                     1998    211,680    25,000          -----
  Chairman of the Board                         1997    211,680    50,000          -----

George Meares                                   1999    132,344     -----          -----        16,000                 -----
  Vice President, Research & Development        1998    125,000      7,500         -----
                                                1997    106,106    15,000          -----

Charles McDonald                                1999    116,334     -----          -----        10,800                 -----
  Vice President, Operations                    1998    109,000      7,500         -----
                                                1997    96,125     15,000          -----

Alfred F. Casteleyn(2)                          1999    165,188     -----          -----        18,000                 -----
  Vice President, Sales &Marketing              1998    170,292    13,400          -----
                                                1997    176,249     -----         18,000
----------------------------------------------- ------ ---------- ---------- ------------------ ------------------ -----------------


(1) "Other annual Compensation" for each of the named executives does not include the value of certain personal benefits, if any, furnished by the Company or for which it reimburses the named executives, including the use of corporate vehicles, unless the value of such benefits in total exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table for the named executive.

(2) Salary includes sales commissions.


     Incentive Stock Option Plan

     The Company has a stock option plan under which 408,977 shares of common stock have been reserved for issue to certain employees, officers, and directors through incentive stock options at January 7, 2000. The options vest over a four year period from the date of grant and normally expire either five years or ten years from the date of grant depending on when the options were granted.



                                 OPTION GRANTS TO THE NAMED EXECUTIVE OFFICERS IN FISCAL YEAR 1999

        ---------------------------------------------------------------------------------- --------------------------
                                      Individual Grants(1)                                   Potential Realizable
                                                                                            Value At Assumed Annual
                                                                                             Rates Of Stock Price
                                                                                            Appreciation For Option
                                                                                                   Term (2)
        ---------------------------------------------------------------------------------- --------------------------
        ------------------------- ---------- ------------- ------------- ----------------- --------------------------

                                              Percent Of
                                                Total      Exercise Of
                                  Number       Options      Base Price
                                    of        Granted In      ($/Sh)     Expiration Date        5%           10%
                  Name            Options      FY 1999
                                  Granted

        ------------------------- ---------- ------------- ------------- ------------------

        ------------------------- ---------- ------------- ------------- ----------------- ------------- ------------
        Carroll E. Williams           ----         ----          ----             ----           ----          ----
        ------------------------- ---------- ------------- ------------- ----------------- ------------- ------------
        ------------------------- ---------- ------------- ------------- ----------------- ------------- ------------
        George Meares             1000             2%            8.25    09/15/2009             5,188    $13,148
        ------------------------- ---------- ------------- ------------- ----------------- ------------- ------------
        ------------------------- ---------- ------------- ------------- ----------------- ------------- ------------
        Charles McDonald          1000             2%            8.25    09/15/2009             5,188    $13,148
        ------------------------- ---------- ------------- ------------- ----------------- ------------- ------------
        ------------------------- ---------- ------------- ------------- ----------------- ------------- ------------
        Alfred F. Casteleyn       1000             2%            8.25    09/15/2009             5,188    $13,148
        ------------------------- ---------- ------------- ------------- ----------------- ------------- ------------

-----------------

(1) Options were granted at the market price on the date of grant under the Company's Incentive Stock Option Plan. Market price is set each year by the Board of Directors, based on the Company valuation prepared by Saliba Financial Economics Group.

(2) Based on the price of the Common Stock on January 7, 2000 of $8.25, which is set each year by VMIC's Board of Directors using a share price for VMIC stock based on a Company valuation provided by Saliba Financial Economics Group.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Gary Saliba, who is a director of the Company, is also President of Saliba Financial Economics Group, which is the firm that has annually prepared the valuation of the Company and its Common Stock. Fees paid in fiscal year 1999 by the Company to Saliba Financial Economics Group did not exceed 1% of the gross revenues of that firm for that year.


Ernest Potter, who is a director of the Company, is an Attorney who practices law in Huntsville and performs various general legal services for the Company. Fees paid in fiscal year 1999 by the Company to Mr. Potter did not exceed 1% of the gross revenues of that firm for that year.

                            SECTION 16(A) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission
(SEC) and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms and any amendments thereto furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the one year period ended September
30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                   PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Coopers & Lybrand L.L.P. has been the independent public accounting firm for the corporation. Coopers & Lybrand, L.L.P. is now a part of PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP, with offices at 100 East Broad Street, Columbus, Ohio. The Company's financial statements for the fiscal year 1999 were audited by PricewaterhouseCoopers LLP. In addition, they also reviewed the Company's annual and quarterly reports filed with the Securities and Exchange Commission. The Board of Directors has appointed PricewaterhouseCoopers LLP to audit the financial statements of the Company for the current fiscal year ended September, 30, 2000, and to perform other appropriate accounting services. Such appointment will be presented to the shareholders for ratification at the annual meeting of shareholders. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the shareholders' meeting and will be given an opportunity to make a statement and to respond to appropriate questions.

         The Board of Directors recommends a vote FOR Proposal 2

holders with respect to such matter.


                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Shareholder proposals intended for presentation at the fiscal year 2000 Annual Meeting must be received by the Company for inclusion in its 2000 proxy material no later than September 20, 2000. If any stockholder fails to notify the Company on or before September 20, 2000, of a proposal to be presented at the 2000 Annual Meeting, management may use its discretionary voting authority to vote on such proposal even if the matter is not discussed in the Company's Proxy Statement for the 2000 Annual Meeting.

                                     OTHER

         Management does not know of any other matters to be presented at the Meeting for action by shareholders. However, if any other matters are properly brought before the Meeting or any adjournment thereof, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy.


         IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. EXECUTORS, ADMINISTRATORS, TRUSTEES, AND OTHER FIDUCIARIES SHOULD SO INDICATE WHEN SIGNING THE PROXY. IF STOCK IS OWNED BY MORE THAN ONE PERSON, SIGNATURES OF ALL OWNERS ARE NECESSARY. IT IS IMPORTANT TO RETURN THE ENCLOSED PROXY IMMEDIATELY SO THAT YOUR CORPORATION MAY BE MANAGED PROPERLY.

By order of the Board of Directors.

Dated:  January 27, 2000

                                     Carroll E. Williams
                                     Chief Executive Officer
                                     & Chairman of the Board






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


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   VMIC, INC.

                          12090 South Memorial Parkway
                            Huntsville, Alabama 35803


         The undersigned hereby appoints Carroll E. Williams, and Mary W. Williams, and each of them, as proxies, with full powers of substitution, and hereby authorizes them to represent and to vote all of the shares of VMIC, Inc. standing in the name of the undersigned at the annual meeting of shareholders of said company to be held at the Radisson Hotel, 6000 Memorial Parkway, S.W., Huntsville, Alabama, on February 19, 2000, at 10:00 A.M., or at any adjournment thereof, as designated below. IF NO DIRECTION IS MADE , THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

         In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournment(s) thereof. If any named nominee is not able to serve, the Proxies may vote for such other person or persons nominated in accordance with their best judgment.


1. ELECTION OF DIRECTORS

FOR all nominees listed below   [   ]      WITHHOLD AUTHORITY   [     ]
(except as marked to the contrary below)   to vote for all nominees listed below



Nominees for terms ending in 2001: Carroll E. Williams, Mary W. Williams, Arthur Faulkner, Alfred F. Casteleyn, Ernest Potter , R. Gary Saliba, and Jim Caudle, Sr.

( INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

------------------------   ----------------------    ----------------------

------------------------   ----------------------    ----------------------


2.  RATIFICATION  OF  PRICEWATERHOUSECOOPERS   LLP  AS  THE  INDEPENDENT  PUBLIC
ACCOUNTANTS OF THE COMPANY.

          [   ] FOR                 [  ] AGAINST                 [  ] ABSTAIN





3. In their discretion, the proxies are authorized to vote upon other business as may properly come before the annual meeting of shareholders.




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


THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.






          Please sign exactly as your name appears on the envelope in which this document was sent to you. Executors, Administrators, Trustees, Guardians and persons signing under powers of attorney should indicate their respective capacity. If shares are held jointly, each holder should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If I partnership, please sign in partnership name by authorized person.




      Dated _______________________, 2000

            ----------------------------------
            (Signature)

           ----------------------------------
           (Signature if held jointly










         PLEASE SIGN, DATE AND MAIL PROMPTLY USING THE ENCLOSED ENVELOPE






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